UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2011

_________________________________________________________________________________
SulphCo, Inc.
_________________________________________________________________________________
(Exact name of registrant as specified in charter)

Nevada	001-32636	88-0224817
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4333 W. Sam Houston Pkwy N., Suite 190
Houston, Texas  77043
(Address of principal executive offices)  (Zip Code)

(713) 896-9100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 – Securities and Trading Markets

Item 3.01.  Notice of Delisting or Failure to Satisfy a Continued Listing Rule of Standard; Transfer of Listing.

On June 7, 2011, SulphCo, Inc. (the “Company” or “SulphCo”) received notice (the “Notice”) from the staff of the NYSE Amex LLC (the “Exchange”) of the intent of the Exchange to strike the common stock of SulphCo from the Exchange by filing a delisting application with the Securities and Exchange Commission (the “SEC”) pursuant to Section 1009(d) of the NYSE Amex LLC Company Guide (the “Company Guide”).

Specifically, the written notice from the Exchange stated that the Company was not in compliance with Section 1003(a)(i) of the Company Guide with stockholders’ equity of less than $2 million and losses from continuing operations and/or net losses in two out of its three most recent fiscal years; Section 1003(a)(ii) of the Company Guide with stockholders’ equity of less than $4 million and losses from continuing operations and/or net losses in three out of its four most recent fiscal years; and Section 1003(a)(iii) of the Company Guide with stockholders’ equity of less than $6 million and losses from continuing operations and/or net losses in its five most recent fiscal years.

The Company does not intend to appeal the Exchange’s determination to delist the Company’s common stock.  As such, on June 14, 2011, the Exchange’s determination will become final.  The Exchange will then suspend trading in the Company’s common stock and submit an application to the SEC to strike the Company’s common stock from listing and registration on the Exchange.

After the Company’s common stock is delisted, the Company cannot predict whether any trading market, including any over-the-counter trading market, for the Company’s common stock will develop or be sustained.

On June 7, 2011, the Company issued a press release announcing the Company had received the Notice from the staff of the Exchange.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information included herein and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Title or Description
99.1	Press Release dated June 7, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SulphCo, Inc.

Dated as of: June 7, 2011	By:	/s/ Stanley W. Farmer
Name: Stanley W. Farmer
Title: President, Chief Financial Officer, Treasurer and Corporate Secretary